NASDAQ: ATRS January 2019 Investor Presentation EX 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the Company’s ability to achieve 2018 and 2019 full year projected revenue guidance; market acceptance, adequate reimbursement coverage and commercial success of XYOSTED™ and future revenue from the same; Teva’s ability to successfully commercialize VIBEX® epinephrine auto injector and the amount of revenue from the same; future market acceptance and revenue from AMAG Pharmaceutical’s Makena® subcutaneous auto injector product; successful completion of the transaction with Ferring International Center, S.A. and satisfaction of the various conditions in the Ferring asset purchase agreement and payment of the full purchase price; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; continued growth of prescriptions and sales of OTREXUP®; timing and successful development and FDA approval of the rescue pen with Pfizer and future revenue from the same; the timing and results of the Company’s or its partners’ research projects or clinical trials of product candidates in development; actions by the FDA or other regulatory agencies with the respect to the Company’s products or product candidates or product or product candidates of its partners including Teva; continued growth in product, development, licensing and royalty revenue; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions or projections. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', "project", "guidance", ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law. ©2019 Copyright Antares Pharma, Inc. All Rights Reserved.

Antares Pharma A Growing Specialty Pharmaceutical Company with 2017 Revenue of $54.5 Million – 2018 year-to-date revenue through September 30 of $44.7 Million ATRS previously announced full year 2018 revenue guidance to be in the range of $60-$65 million Company now projects full year revenue guidance to be in the mid-to-upper part of that range Projected full year 2019 revenue guidance to be in a range of $95-$105 million An Innovative Leader in Self-Administered Injection Technology – Five products utilizing ATRS devices FDA approved in the past five years (Three in 2018) Novel Drug Delivery Technology can provide numerous product opportunities and life cycle management solutions - Proprietary and Partnered revenue streams provide multiple opportunities for growth

Antares Pharma – 2018 Significant Achievements

- ✓ February approval of AMAG's Makena® auto injector product utilizing QuickShot® device
- ✓ August approval of Teva's therapeutically equivalent generic EpiPen®
- ✓ August Alliance Business transaction signed – Pfizer Rescue Pen
- ✓ XYOSTED™ NDA approved September
- ✓ XYOSTED™ salesforce deployed mid-December

antares pharma
making medicines better™ feel
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A NEW CHOICE in the Management of TESTOSTERONE DEFICIENCY The first and only weekly auto-injector for TRT

PRODUCT FEATURES Easy to use and store at room temperature Fine (27-gauge) needle allows for rapid subcutaneous delivery of sesame oil solution (~10 seconds) Locking needle guard hides needle before, during, and after administration and reduces risk of needle stick injuries TE, testosterone enanthate XYOSTED™ Product Features NAME XYOSTED™ (testosterone enanthate injection) INDICATION Replacement therapy in adult males for deficiency or absence of endogenous testosterone caused by Primary TD (congenital or acquired) Hypogonadotropic TD (congenital or acquired) DOSING Once weekly, single-use, fixed-dose subcutaneous product Prescribing Information See Full Prescribing Information including Boxed Warning and Important Safety Information at www.xyosted.com

Ctrough Stable For 52 Weeks Mean Ctrough (ng/dL) over 52 week “003” study 6 12 18 26 38 52 Week 1, pre-dose QST-13-003 treatment regimen demonstrated a mean steady state concentration of testosterone of 553.3 ± 127.3 ng/dL at 12 weeks Orange lines represent the defined range of 300 – 1100 ng/dL . . . . . . . . Baseline The safety of XYOSTED was evaluated in 2 clinical studies in a total of 283 men who received weekly subcutaneous doses for up to one year.  In these studies, the most commonly reported adverse reactions (>5%) were: hematocrit increased, hypertension, PSA increased, injection site bruising, and headache.

XYOSTED™ Commercial Launch Recruitment of ~60 sales representatives Finalize Payer Access Strategy and continue contracting discussions with large plans and PBM’s Execution on all Marketing Assets and Activities Distribution Strategy and Trade Negotiations WAC - $475 per month Marketing Managed Markets Sales

Unique Messaging: 98.5% of P3 XYOSTED™ patients achieved levels in the physiologic range With XYOSTED™, consistent steady state, physiologic levels are achieved in 6 weeks and then maintained over a year in the P3 study In a P3 clinical study, 99.4% of observed injections were virtually pain-free Co-pay program* for eligible commercially insured patients Potentially lower OOP than a generic Patient Hub Service : STEADYCare program Core Visual Aid Physician Leave-Behind Patient Brochure Core Launch Selling Messages & Tools * For more information go to www.xyosted.com

Testosterone Replacement Market: Jan 2015 – Nov 2018 Retail Prescriptions 2016 2015 2018 Data Source - IQVIA 10

NASDAQ: ATRS Antares Partnered Commercial Products

Teva’s Epinephrine Injection USP Approved Utilizing ATRS VIBEX® Device Teva’s generic EpiPen® was approved by FDA on August 16, 2018 Therapeutically equivalent and fully substitutable at the pharmacy Antares received a $2 million milestone payment from Teva upon approval Pre-launch devices have been shipped to Teva – additional purchase orders received for re-stocking in 2019 Antares receives cost plus margin on devices sold to Teva plus mid to high single digit royalties on in-market sales of product Official launch announced 11/27/18

Makena® hydroxyprogesterone caproate injection Utilizing ATRS QuickShot® Device


Makena
hydroxyprogesterone caproate injection
275 mg/1.1 mL Auto-Injector
FOR SUBCUTANEOUS INJECTION ONLY.
NDC# 64011-301-03
Rx ONLY
275 mg/ 1.1mL
(250 mg/mL)
This carton contains:

- AMAG/Makena® collaboration began in 2014

  Alliance terms:
  - Cost plus product transfer price (fully packaged QuickShot® device), plus royalty on net sales and sales performance milestones

Makena® - Used to Reduce the Risk of Preterm Birth in Certain At-Risk Women

- ✓ **Efficient**
- ✓ **Discreet**
- ✓ **Administration friendly**

	Subcutaneous injection	Intramuscular injection
Injection location	 Back of upper arm	 Upper-outer quadrant of the gluteus maximus
Injection duration	~15 seconds	One minute or longer
Needle size	27-gauge, 0.5" SQ needle	21-gauge, 1.5" IM needle

- **Approved February '18 - YTD through 9/30/18 total ATRS revenue related to Makena $12M**
- **AG and Generic 1 ML IM launched July 2018**

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NASDAQ: ATRS Antares Proprietary Commercial Products

ATRS FDA Approved Commercial Products OTREXUP® (methotrexate) injection Sumatriptan Injection USP (VIBEX® Device) (VIBEX® Device)

NASDAQ: ATRS Alliance Business Pipeline

Generic Forteo® (teriparatide) 17 Teva ANDA accepted by FDA and is currently under active review Teva and Eli Lilly settled their Paragraph IV litigation in the U.S. with terms undisclosed. Lilly has stated they do not expect any generic competition until the second half of 2019 Teva has successfully completed a decentralized registration process in 17 countries in Europe and is awaiting patent clearance prior to launch Based on available information, Antares believes Teva may have first to file status and therefore entitled to 180 days of marketing exclusivity According to Lilly’s 2017 form 10k, Forteo® full year revenues were $1.75 billion, of which $965 million was recorded in the U.S. and $784 million in rest of world ATRS will supply devices at reasonable margin plus receive single digit to mid-teens royalty on Teva end sales

ATRS/Pfizer Strategic Collaboration for Rescue Pen Antares and Pfizer are developing a combination drug device Rescue Pen The Rescue Pen will utilize the Antares QuickShot® device and an undisclosed Pfizer drug Pfizer will pay for the development of the product and assume responsibility for FDA approval Antares will provide commercial ready finished product to Pfizer at cost plus margin and Pfizer will commercialize the product in the U.S., pending FDA approval Antares will receive royalties on net in-market sales

Generic Byetta® (exenatide) Teva is working through the FDA regulatory approval process using the ANDA pathway ATRS believes Teva has first to file status and therefore 180 days of marketing exclusivity pending FDA approval and launch Total gross U.S. sales of Byetta® in 2017 were approximately $259 million according to Symphony Health data ATRS will supply devices at reasonable margin plus receive a single digit to mid-teens royalty on Teva end sales

NASDAQ: ATRS ATRS Year-To-Date Financial Schedules

Third Quarter and Year-to-Date 2018 Financial Results Three Months Ended Sept 30 Increase Nine Months Ended Sept 30 Increase 2018 2017 (Decrease) 2018 2017 (Decrease) Total Revenue $ 17,868 $ 15,052 19% $ 44,733 $ 40,476 11% Cost of Revenue 7,289 8,523 (14%) 21,435 20,359 5% Gross Profit 10,579 6,529 62% 23,298 20,117 16% % Revenues 59% 43% 52% 50% Research & Development 3,611 3,289 10% 10,581 9,535 11% Selling, General & Administrative 8,327 8,186 2% 23,606 23,013 3% Total Operating Expenses 11,938 11,475 4% 34,187 32,548 5% Operating Loss (1,359) (4,946) (73%) (10,889) (12,431) (12%) Other Income (Expense) (577) (507) 14% (1,760) (597) 195% Net Loss $ (1,936) $ (5,453) (64%) $(12,649) $ (13,028) (3%) Loss Per Share $ (0.01) $ (0.03) $ (0.08) $ (0.08)

ATRS Projected Five Year Revenue Growth Projected CAGR – 30.4% Guidance Guidance +14.2% vs. ‘15 +72.5% vs. ‘14 +15% - 19% vs. ‘17 +46% - 68% vs. ’18* * Percent increase based on 2018 guidance

ATRS – Investment Considerations XYOSTED™ launch – Sales Reps deployed mid-December 2018 Teva’s generic EpiPen® launch and new device orders received for restocking Potential continued growth of AMAG’s Makena® SC auto injector product Potential U.S. FDA approval and global launch of generic Forteo® by Teva Progress on development partnership with Pfizer for rescue pen Addition to pipeline of a strategic new proprietary drug/device R&D combination product Closing of the Ferring/Zomajet transaction and receipt of the final $5 million payment ATRS projected revenue guidance of $95 - $105 million for full year 2019 23

NASDAQ: ATRS January 2019 Investor Presentation